UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 25, 2014
_____________________

AXT, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24085	94-3031310
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4281 Technology Drive
Fremont, California 94538
(Address of principal executive offices, including zip code)

(510) 683-5900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities.

On February 25, 2014, AXT, Inc. (the “Company”) approved a restructuring plan with respect to its wholly-owned subsidiary, Beijing Tongmei Xtal Technology Co, Ltd. (“Tongmei”) in order to better align demand with manufacturing capacity. Under the restructuring plan, Tongmei will implement certain workforce reductions with respect to its manufacturing facility in China. The Company expects to substantially complete the restructuring plan by March 31, 2014, depending on local legal requirements. In connection with the restructuring plan, the Company expects to incur aggregate pre-tax restructuring charges comprised of severance and other termination benefits of approximately $900,000, but the charges could range from $850,000 to $1.1 million, all of which are currently expected to be recorded in the first fiscal quarter of 2014.

Forward-Looking Statements

Statements in this Current Report on Form 8-K regarding the anticipated timing and details of the restructuring plan, and the expected charges and costs related thereto, are forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based upon specific assumptions that are subject to uncertainties and factors relating to the company’s operations and business environment, which could cause actual results of the company to differ materially from those expressed or implied in the forward-looking statements contained in the foregoing discussion. These uncertainties and factors include but are not limited to: the Company’s ability to implement the restructuring plan, possible changes in the size and components of the expected costs and charges associated with the restructuring plan, and risks associated with the Company’s ability to achieve the benefits of the restructuring plan. These forward-looking statements should be considered in conjunction with the cautionary statements contained in the “Risk Factors” section and elsewhere in the Company’s filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the third fiscal quarter ended September 30, 2013. Each of these factors is difficult to predict and many are beyond the company’s control. The Company does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXT, Inc.

By:	/s/ Morris Young
Morris Young Chief Executive Officer, Interim Chief Financial Officer and Corporate Secretary

Date: February 26, 2014